                                                                   EXHIBIT 10.17

                                      BB&T
                               GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY                               September 1, 2004

Dear Sirs:

      As an inducement to Branch Banking and Trust Company ("Bank") to extend credit to and to otherwise deal with ABSORPTION CORP ("Borrower") and, in consideration thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred with or held by Bank, together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof. The obligation of the undersigned is a guarantee of payment and not of collection.

      The undersigned is Bank's debtor for all indebtedness, obligations and liabilities for which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of the undersigned at any time in Bank's possession and the same shall at Bank's option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

      It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

      Bank may receive and accept from time to time any securities or other property as collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created, The undersigned agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

      If allowed by applicable law, the undersigned hereby subordinates any and all indebtedness of Borrower now or hereafter owed to the undersigned to all indebtedness of Borrower in favor of Bank, and agrees with Bank that the undersigned shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of the undersigned's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described In and encumbered by the documents evidencing the indebtedness owed by Borrower ("Loan Documents"); provided, however, that, if Bank so requests, such indebtedness shall be collected, enforced and received by the undersigned as trustee for Bank and shall be paid over to Bank on account of the indebtedness of Borrower to Bank, but without reducing or affecting any manner the liability of the undersigned under the other provisions of this Guaranty Agreement.

      This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law, including but not limited to the provisions of O.C.G.A, section 10-7-24 or its successor, for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability hereunder until judgment be obtained therefor against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys' fees, and court costs incurred by the Bank in the event that the Bank should first be required by the undersigned to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower's obligation and liability for its indebtedness guaranteed hereby; and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return, to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

      In addition to the other waivers set forth elsewhere in this Guaranty, the undersigned also hereby waives and agrees not to assert or take advantage of (a) if allowed by applicable law, the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of the undersigned, Borrower, or any other party or entity, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other party or entity; (c) any defense based upon the failure of Bank to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or the failure of Bank to

ACCOUNT # / NOTE #                                            Initials: ________

1457GA (0311)                                                        Page 1 of 3

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give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or the failure of Bank to give notice of any action or non-action on the part of any other party whomsoever, in connection with any obligation hereby guaranteed; (d) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of the undersigned to proceed against Borrower for reimbursement, or both; (e) any defense based upon failure of Bank to commence an action against Borrower or any other guarantor of the indebtedness guaranteed hereby; (f) any duty of the part of Bank to disclose to the undersigned any fact that it may know or hereafter know regarding Borrower; (g) acceptance or notice of acceptance of this Guaranty by Bank; (h) as stated above, notice of presentment and demand for payment of any of the Indebtedness or performance of any of the obligations hereby guaranteed except as otherwise required in this Guaranty; (i) as set forth above, protest and notice of dishonor or of default to the undersigned or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (j) except as otherwise provided herein, any and all other notices whatsoever to which the undersigned might otherwise be entitled; (k) any defense based on lack of due diligence by the Bank and the collection, protection or realization upon any collateral securing the indebtedness evidenced by the Note or any of the other Loan Documents, or both; (I) any transfer by Borrower of all or any part of the security encumbered by the Loan Documents; and (m) any other legal or equitable defenses whatsoever to which the undersigned might be entitled, to the extent permitted by law, unless such defenses are based upon the willful misconduct of the Bank.

      In the event of the occurrence of a "Default" or "Event of Default" otherwise relating to the indebtedness evidenced by the Note(s) or evidenced or secured by any of the other Loan Documents or any of them, or relating to the transactions contemplated by the Loan Documents or any of them in any order, all rights powers and remedies available to Bank in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the undersigned hereby authorizes and empowers Bank upon the occurrence of Default or Event of Default under the Note(s) or Loan Documents, at its sole discretion, and, except as otherwise provided herein, without notice to the undersigned, to exercise and cause to be exercised any right or remedy which Bank may have, including, but not limited to, judicial foreclosure, non-judicial foreclosure by exercise of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, rents, profits, accounts and certificates of deposit, or any other security, whether real, personal or tangible or intangible, at any public or private sale of any security or collateral for any indebtedness or any part hereof guaranteed hereby, whether by foreclosure or otherwise, Bank may, in its discretion, purchase all of any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor the balance due it pursuant to the Note(s) or any of the other Loan Documents without prejudice to Bank's remedies hereunder against the undersigned for deficiencies, if allowed by applicable law. If the indebtedness guaranteed hereby is partially paid by reason of the election of Bank, its successors, endorsees or assigns, to pursue any of the remedies available to Bank or if such indebtedness is otherwise partially paid, then this Guaranty shall nevertheless remain in full force and effect, and the undersigned shall remain liable for the entire balance of the indebtedness guaranteed hereby, even though any rights which the undersigned may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

Check applicable box:

[X] This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereafter arising.

[ ] This Guaranty applies to all indebtedness of Borrower evidenced by its promissory note number _____ dated ____________________ (including all extensions, renewals, and additional advances and modifications thereof) in the initial principal amount of $________________.

[ ] This Guaranty is limited to an amount of $______________________ plus accrued interest, late fees, costs of collection and reasonable attorneys' fees and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower's indebtedness and obligations to Bank

      To secure the payment of all obligations of the undersigned hereunder, the undersigned hereby grants a security interest and lien in the following goods and property owned by the undersigned:

N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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("Collateral"). The undersigned hereby agrees to execute and deliver to Bank any security agreement, security deed, mortgage, UCC financing statement, or other document required by the Bank in order to protect its security interest or lien in the Collateral. This document shall constitute a security agreement under the Uniform Commercial Code of Georgia ("Code"), and in addition to having all other legal rights and remedies, the Bank shall have all rights and remedies of a secured party under the Code.

      The undersigned covenants to (i) deliver to Bank, as soon as available each year, complete copies (including all schedules) of all British Columbia and Canadian tax returns filed by Guarantor; and (ii) not, without the prior written consent of Bank, transfer or sell more than 20% of is ownership interest in Borrower.

      This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, additional advances, extensions or modifications thereof in whole or in part, whether such renewals, additional advances, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, additional advances, renewals or postponements of the time or amount of payment or any other Indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses and reasonable attorneys' fees incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby. Time is of the essence of this Agreement.

      If the Borrower is an organization, this instrument covers all indebtedness, obligations and liabilities to Bank purporting to be made or undertaken on behalf of such organization by any such officer or agent of said organization without regard to the actual authority of such officer or agent. The term "organization" shall include associations of all kinds and all purported corporations, partnership, limited liability companies and the like, whether correctly and legally chartered and organized.

1457GA (0311)                                                        Page 2 of 3


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      The undersigned covenants, warrants, and represents to the Bank that: (i)
this guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; (iv) that the undersigned has knowledge of the Borrower's financial condition and affairs; and (v) unless otherwise required in a Loan Agreement, if applicable, as long as any Obligations remain outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

      This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of Georgia. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Georgia and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Georgia. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of Georgia.

NOTICE. All notices, requests, demands, waivers, and other communications given as provided in this Guaranty will be in writing, and unless otherwise specifically provided in this Guaranty, will be deemed to have been given: (i) if delivered in person, upon delivery, or (ii) if mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed to either Guarantor or Bank at the addresses provided below on the second business day after deposit in the United States Mail if addressed to an address located within a State other than the State in which the notice is being mailed, or
(iii) if sent by overnight express delivery service, enclosed in a prepaid envelope and addressed to Bank or Guarantor at the address provided below, on the first business day after deposit with the service, or (iv) if sent by tested telex, telegram, telecopy, facsimile, or other form of rapid transmission confirmed by mailing (as provided in this section), at substantially the same time as the rapid transmission. Either Guarantor or Bank may Change its respective address as provided in this section by giving written notice of the change as provided in this section. The addresses for notice are,

Notice to Guarantor:  1569 Dempsey Road                               With a copy to:
                      -----------------------------------------                            -----------------------------------------
                      North Vancouver, British Columbia
                      -----------------------------------------                            -----------------------------------------

                      -----------------------------------------                            -----------------------------------------


Notice to Bank:       Branch Banking and Trust Company                With a copy to:
                      200 West Second Street                                               -----------------------------------------
                      Winston-Salem, North Carolina 27101
                                                                                           -----------------------------------------

      Witness the signature and seal of each of the undersigned.

WITNESS                                                       INTERNATIONAL ABSORBENTS, INC.

/s/ David Thompson                                            By:    /s/ Gordon Ellis                                        (SEAL)
-----------------------------------------------------------          -----------------------------------------------------
                                                              Name:  Gordon L. Ellis
-----------------------------------------------------------          -----------------------------------------------------
                                                              Title: Chief Executive Officer
-----------------------------------------------------------          -----------------------------------------------------
                                   Address of Guarantor(s):          1569 Dempsey Road
                                                                     -----------------------------------------------------
                                                                     North Vancouver, British Columbia
                                                                     -----------------------------------------------------

Signed, Sealed and delivered in the presence of:

/s/ Mike Watson                                                      /s/ Karina Favro
-----------------------------------------------------------          ---------------------------------------------------------------
                      Unofficial Witness                                                      Notary Public
                                                                                             [NOTARIAL SEAL]

My Commission Expiration Date:
                               ----------------------------


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